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                                                                    Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (File No. 33-81614) of Golden Star Resources Ltd. of our report dated April 4, 2001 relating to the consolidated financial statements, which appear in this Annual Report on Form 10-K.


PricewaterhouseCoopers LLP
Chartered Accountants
Calgary, Alberta
April 11, 2001